VALIC COMPANY II

STRATEGIC BOND FUND

Supplement to Prospectus dated December 31, 2004

With respect to the Strategic Bond Fund, the Fund may invest up to 25% of its total assets in foreign emerging market debt (both U.S. and non-U.S. dollar denominated), including both sovereign and corporate debt, rated C or higher by Moody's and CC or higher by S&P, or of comparable quality if unrated. In addition, the Fund may invest up to 25% of its total assets in non-U.S. dollar denominated bonds.

Date: August 3, 2005

VL10832 08/05